Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events

Note 22 Subsequent Events

Settlement agreement

On February 3, 2014, the remaining conditions to the effectiveness of the Pl Settlement Plan and the Settlement agreement were satisfied or waived by the relevant parties and the PI Settlement Plan became effective with Grace emerging from bankruptcy (the “Effective Date”). Pursuant to the Settlement agreement and the PI Settlement Plan, on the Effective Date, Cryovac paid cash consideration, consisting of cash payments in the aggregate amount of $930 million, to the WRG Asbestos PI Trust and the WRG Asbestos PD Trust and transferred the Settlement Shares (described below) to the WRG Asbestos PI Trust, in each case reflecting adjustments made in accordance with the Settlement agreement. To fund the cash payment, we used $555 million of cash and cash equivalents and utilized borrowings of $260 million from our revolving credit facility and $115 million from our accounts receivable securitization programs.

In connection with the issuance of the Settlement Shares and their transfer to the WRG Asbestos PI Trust by Cryovac, the Company entered into a Registration Rights Agreement, dated as of February 3, 2014 (the “Registration Rights Agreement”), with the WRG Asbestos PI Trust as initial holder of the Settlement Shares. Under the Registration Rights Agreement, the Company will be required to use reasonable best efforts to prepare and file with the SEC a shelf registration statement covering resales of the Settlement Shares on or prior to 60 days after February 3, 2014, and to use reasonable best efforts to cause such shelf registration statement to be declared effective by the SEC as soon as reasonably practicable.

12% Senior Notes

On February 14, 2014, we repaid our 12% Senior Notes on their maturity date using cash on hand and committed liquidity.